SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

GENVEC, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24469	23-2705690

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

65 West Watkins Mill Road
Gaithersburg, MD

(Address of principal executive offices)

20878

(Zip code)

(240) 632 0740

(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. – Financial Information

Item 2.02 Results of Operations and Financial Condition.

     On November 4, 2004, GenVec, Inc. (the “Company”) issued a press release announcing its financial results for the three-month and nine-month periods ended September 30, 2004. The Company’s press release is furnished as Exhibit 99.1 hereto.

     The information in this section of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Section 9. – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of GenVec, Inc. dated November 4, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

/s/ Jeffrey W. Church

Jeffrey W. Church
Chief Financial Officer, Treasurer
and Corporate Secretary

Date: November 4, 2004